UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 25, 2019

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 25, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Lennar Corporation (the “Company”) approved 2019 award agreements under the Company’s 2016 Incentive Compensation Plan relating to incentive compensation for Stuart Miller, the Company’s Executive Chairman, Rick Beckwitt, the Company’s Chief Executive Officer and a Director, and Jonathan Jaffe, the Company’s President and a Director. The award agreements describe cash bonus opportunities based on the achievement of specified performance goals. Copies of the award agreements are filed as Exhibit 10.1 hereto.

In addition, on June 25, 2019, the Committee approved 2019 award agreements under the Company’s 2016 Equity Incentive Plan relating to equity incentive compensation for Mr. Miller, Mr. Beckwitt, and Mr. Jaffe. Mr. Miller, Mr. Beckwitt, and Mr. Jaffe were granted target awards of 125,798, 111,706, 98,092 shares of Class A common stock, respectively, that are subject to performance-based vesting conditions, and 125,798, 111,706, 98,092 shares of Class A common stock, respectively, that are subject to service-based vesting conditions. A copy of the form of award agreement is filed as Exhibit 10.2 hereto.

Further, on that date, the Committee approved 2019 award agreements under the Company’s 2016 Incentive Compensation Plan relating to incentive compensation for Diane Bessette, the Company’s Vice President, Chief Financial Officer and Treasurer, Mark Sustana, the Company’s Vice President, General Counsel and Secretary, Jeff McCall, the Company’s Senior Vice President, and Bruce Gross, CEO of Lennar Financial Services and former Chief Financial Officer of the Company. The award agreements describe cash bonus opportunities based on the achievement of specified performance goals. Copies of the award agreements are filed as Exhibit 10.3 hereto.

Also on June 25, 2019, Ms. Bessette, Mr. Sustana, Mr. McCall and Mr. Gross were granted 31,107, 24,678, 25,922 and 20,738 shares of restricted Class A common stock, respectively, under the Company’s 2016 Equity Incentive Plan. One-third of each grant vests on each of July 2, 2020, July 2, 2021 and July 2, 2022, subject to forfeiture in accordance with the terms of the grant.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

10.1	2019 Award Agreements for Mr. Miller, Mr. Beckwitt and Mr. Jaffe.

10.2	Form of 2019 Award Agreement under the Company’s 2016 Equity Incentive Plan for Mr. Miller, Mr. Beckwitt and Mr. Jaffe.

10.3	2019 Award Agreements for Ms. Bessette, Mr. Sustana, Mr. McCall and Mr. Gross.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2019	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President, Chief Financial Officer and Treasurer